UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

MICRONET ENERTEC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-100979	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Kinderkamack Road, Emerson, New Jersey		07630
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (201) 225-0190

LAPIS TECHNOLOGIES, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2013, Lapis Technologies, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Delaware Secretary of State’s office. Pursuant to the Certificate of Amendment, the Company changed its corporate name from Lapis Technologies, Inc. to Micronet Enertec Technologies, Inc. (the “Name Change”) and effected a 1-for-2 reverse stock split (the “Reverse Split”) of the Company’s outstanding shares of common stock, $0.001 par value per share (the “Common Stock”).

The Certificate of Amendment, effecting the Name Change and Reverse Split, was authorized by the Company’s Board of Directors and approved by holders of a majority of the Company’s Common Stock by written consent on February 18, 2013.  The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

On March 15, 2013, the Board of Directors (the “Board”) of the Company approved and adopted Amended and Restated Bylaws (the “Amended Bylaws”).  The Amended Bylaws became effective immediately upon their approval by the Board.  The full text of the Amended Bylaws is filed as Exhibit 3.2 hereto.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1
Certificate of Amendment to Certificate of Incorporation of the Company, dated March 14, 2013 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1, file number 333-185470, filed on March 18, 2013)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-1, file number 333-185470, filed on March 18, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: March 20, 2013	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1
Certificate of Amendment to Certificate of Incorporation of the Company, dated March 14, 2013 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1, file number 333-185470, filed on March 18, 2013)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-1, file number 333-185470, filed on March 18, 2013)